UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 28, 2008

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2008, we announced the following changes in our management team, effective immediately:

•	Terrance M. Marks will resign his position as Executive Vice President and President, North American Group.

•	Steve Cahillane has been named Executive Vice President, North American Group. Mr. Cahillane has most recently served as Executive Vice President and President, European Group.

•
Hubert Patricot has been appointed as President, European Group.  Mr. Patricot is currently the Vice President and General Manager of our operations in the United Kingdom and was previously General Manager of our French operations.

A copy of the press release announcing these management changes is attached as an exhibit to this filing.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits

99           Press Release dated July 28, 2008

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COCA-COLA ENTERPRISES INC. (Registrant)

Date: July 28, 2008	By: /S/ JOHN R. PARKER. JR. John R. Parker, Jr. Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release dated July 28, 2008